		       SECURITIES AND EXCHANGE COMMISSION

			   Washington, D.C.  20549

				  FORM 8-K

			       CURRENT REPORT


		     Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  July 1, 1999
							-------------

			  OHIO CASUALTY CORPORATION
      ----------------------------------------------------------------
	  (Exact name of registrant as specified in its charter)


	   Ohio                     0-5544                31-0783294
----------------------------      ----------          -------------------
(State or other jurisdiction      Commission            (IRS Employer
     of incorporation)            File Number         Identification No.)


  136 North Third Street, Hamilton, Ohio                      45025
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (ZIP Code)


    Registrant's telephone number, including area code (513) 867-3000
						       --------------

			    Not Applicable
   ------------------------------------------------------------------
     (Former name or former address, if changed since last report)



			   Exhibit Index - Page 4

			     Page 1 of 5 Pages

Item 5. Other Events.
	-------------
		On May 27, 1999, pursuant to authority delegated to it by the Board of Directors of Ohio Casualty Corporation (the "Company"), the Executive Committee of the Board of Directors of the Company declared a share dividend (the "Stock Split") on the basis of one additional share for every share issued. The Stock Split will be distributed on or about July 22, 1999, to holders of record of the Company's common shares (the "Common Stock") on July 1, 1999.

		In accordance with the Amended and Restated Rights
Agreement dated as of February 19, 1998, between the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights
Agreement"), each outstanding share of Common Stock is currently associated with one-half of one Common Stock purchase right (a "Right"). Currently, each whole Right, when exercisable, entitles the registered holder to purchase from the Company one share of Common Stock at a price of Two Hundred Fifty Dollars ($250.00) per share, subject to adjustment.

		In accordance with the Rights Agreement and in connection with the Stock Split, the Executive Committee of the Board of Directors of the Company has authorized an adjustment of the Rights associated with the Company's outstanding Common Stock. Effective on the date of distribution of the Stock Split, the Rights associated with the outstanding Common Stock will be adjusted so that each outstanding share of Common Stock (including shares issued pursuant to the Stock Split) will be accompanied by one-half (1/2) of a Right to purchase one share of Common Stock at an adjusted purchase price of One Hundred Twenty Five Dollars ($125.00) per share.
In addition, the Redemption Price for the Rights (as that term is defined in the Rights Agreement) will be adjusted from $0.01 per whole Right to $0.0050 per whole Right. A Certificate of Adjustment reflecting such changes is attached hereto as Exhibit 99(a) and is incorporated herein in its entirety by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
	-------------------------------------------------------------------
	Exhibit

	99(a)   Certificate of Adjustment

			     Page 2 of 5 Pages

				  SIGNATURE

		Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

						OHIO CASUALTY CORPORATION


						By: Lauren N. Patch
						    -------------------------
						    Lauren N. Patch, President
						    and Chief Executive Officer

						Dated:  July 1, 1999


			      Page 3 of 5 Pages

				EXHIBIT INDEX

			  Current Report on Form 8-K
			      Dated July 1, 1999

			   Ohio Casualty Corporation


Exhibit
  No.              Description                                    Page
-------            -----------                                    ----
 99(a)             Certificate of Adjustment                        5



			      Page 4 of 5 Pages